UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 5, 2018

QUORUM HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37550	47-4725208
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1573 Mallory Lane Brentwood, Tennessee 37027 (Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (615) 221-1400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05Costs Associated with Exit or Disposal Activities

The information set forth in Item 8.01 below is incorporated herein by reference.

Item 7.01Regulation FD Disclosure

The Company’s press release, dated January 5, 2018, related to the matters discussed below is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01Other Events

On January 5, 2018, Quorum Health Corporation (the “Company”) announced its strategic decision to close Affinity Medical Center in Massillon, Ohio, after extensive efforts to sell the facility. Operations will cease at 11:59 p.m. on February 4, 2018. The 156-bed facility has experienced financial losses each year for the last six years. The Company is unable at this time to determine an expected completion date of all activities associated with the closure, which will depend on multiple items, including adherence to federal healthcare and employment laws and resolving certain physician agreements, but anticipates that a significant portion of the closure activities will be completed by March 31, 2018. The Company has preliminarily begun the process of estimating the costs to be incurred as a result of the closure, but is unable at this time to make a good faith estimate of the major types of costs or amount or range of amounts that may be incurred in connection with this closure, or an estimate of the amount or range of amounts of any charges that would result in future cash expenditures, including whether any such charges will be material. As these amounts are still being finalized, additional details will be provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, or, if the charges are determined to be material, in an amendment to this Form 8-K.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

No.	Description

99.1	Quorum Health Corporation Press Release, dated January 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUORUM HEALTH CORPORATION (registrant)

By:	/s/ Michael J. Culotta
Michael J. Culotta
Executive Vice President
and Chief Financial Officer
(principal financial officer and principal accounting officer)

Date: January 5, 2018

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